INVESTMENT ADVISOR
Khan Investment Inc
714 FM 1960 West #201
Houston, Texas 77090

TRANSFER AGENT
American Data Services
P.O. Box 5536
Hauppauge, New York 11788-0123

CUSTODIAN
Firstar Corporation
425 Walnut St., M.L. 6118
Cincinnati, Ohio 45202

AUDITORS
Tait, Weller & Baker
8 Penn Center Plaza #800
Philadelphia, Pennsylvania 19103



Dear Fellow Shareholders:

As always, it gives us here at Khan Funds great pleasure to provide you with the Khan Growth Fund's 2000 Annual Report. For the period ending December 31, 2000, the fund had a return of -32.3% as compared with the -9.10% benchmark return of the Standard
& Poor's 500 index.

Through the mid- to late 1990s, the stock market achieved considerable gains, from which both the Khan Growth Fund and the overall market greatly benefited. These gains in the stock market were not unjustified. During this time period, the U.S. economy strengthened its position as the world economic leader. Innovations in technology and business strategy produced unprecedented gains in corporate efficiencies and growth. Unemployment was low, and the U.S. stood out as the pioneer in technology, healthcare, and financial services. Industrial companies, retailers, and manufacturers implemented technology into their businesses, and the resultant efficiencies increased market share in every corner of the globe. With the strides in the market, the government even created a surplus based on capital gains taxes. In coming years, this should decrease the federal debt and so lower interest rates; in addition, increased government spending and tax reductions that stimulate consumption should continue to fuel corporate profits and thereby stock prices.

In the meantime, however, what has suddenly gone so wrong? Take a look around you and question the logic behind some of the significant and dramatic declines in the stock market in the year 2000. The fundamentals of our economy have not changed as dramatically as the stock market may suggest. The U.S. economy still prevails as the leader in technology, healthcare, financial services, and energy along with almost every other fathomable category. GDP should continue to grow close to 2% in 2001 and could exceed a growth rate of 3% in 2002. Though unemployment is rising, it is shifting to healthier levels. When unemployment levels are extremely low, corporations are significantly burdened, and wage-cost inflation is common. In the last few years, increased productivity through technology has stifled wage-cost inflation, but in the long run, sustained minimal unemployment would have hurt the economy. Essentially, then, the increase in unemployment levels is positive.

In the short run, the stock market is built on investor perception and confidence rather than on the intrinsic values of companies or economies. However, stock prices in the long term will move in accordance with earnings growth, the specific focus here at the Khan Growth Fund. We have the utmost confidence in the U.S. economy, and we see the weakness in the year 2000 as an opportunity. Discounted prices on businesses that have preserved their underlying fundamentals provide us opportunities to pick up holdings that we considered overvalued in the past.

We will continue to work hard to search for market-leading companies that can provide the accelerated growth needed to generate value for our shareholders. We will be steadfast in our efforts to maintain the high standard of growth associated with Khan Growth Fund holdings. Our belief in the long-term feasibility of companies like Cisco Systems, General Electric, Enron, EMC, Citigroup, America Online Time Warner, Pfizer and MBNA America allows us to look beyond short-term stock price volatility and focus on new product innovation, increased market share, and other relevant non-market factors.

Although we are disappointed with the returns on the fund in the tumultuous year 2000, we are maintaining our focus on growth and see this decline as a base for market growth. The telecommunications industry, a long-time consumer staple with a history of strong returns, brought considerable weakness after the turn of the millennium. Perennial market favorites such as AT&T, Lucent, and Worldcom lost significant value due to rising competition following deregulation and the expansion of other forms of communications services. The ability of the stalwarts of modern communication to transform in accordance with the rapidly changing information technology market remains in question. Fiber optics companies, which service the explosively growing demand for bandwidth, receive most of their business from these communication stalwarts, creating a domino effect within the industry.
Companies like JDS Uniphase, PMC-Sierra, and Corning saw the brunt of the weakness in communication giants in the fourth quarter of 2000.

In the year's final quarter, technological bellwethers Cisco Systems, Texas Instruments, Motorola, and Intel also fell prey to industry-wide weakness. Other companies at the forefront of technological change (for example, business-to-business Internet and biotechnology companies) saw downward volatility based more on concerns over market valuations than on changes in consumer behavior and technology. America Online experienced considerable weakness as a result of the market's unfavorable assessment of its attempt to parlay its strength in online services into other media outlets by merging with Time Warner. The market also adversely affected another consumer staple, Wal-Mart, labeling its core business insufficiently aggressive to maintain its substantial cost relative to earnings. This pattern affected most of the retail sector throughout the year 2000 as signs of a slowing economy produced widespread panic. Though we are deeply disappointed about the specific year 2000 return, we believe that we have worked this situation to as-yet untold advantage to increase future returns for Khan Growth Fund shareholders.


PORTFOLIO COMPOSITION
As of December 31, 2000, the Fund had .76% of its net assets in short-term investments; the remaining assets were in diversified common stocks with an emphasis on the technology, financial, healthcare, telecommunication services, and retail sectors. Though our primary focus leans towards investments in equities, a small percentage of assets are kept liquid in order to take advantage of possible market inefficiencies or opportunities.








INVESTMENT STRATEGY

The holdings of the fund are concentrated in the common stock of companies with market capitalizations over a billion dollars that we believe provide value based on growth in earnings. We will persist in conducting extensive analyses of the underlying fundamentals of such companies while using technical analysis to take advantage of market inefficiencies. Finally, the Khan Growth Fund employs variable factors such as management innovation, consumer trends, industry and sector dominance, and projection models to establish the continued investment value of its holdings.

Khan Growth Fund's management will continue to invest in the fund with an understanding of the emotions caused by market fluctuations. Though the year 2000 was a disappointing one for a majority of stock market investors, we believe that our investment strategy limits market speculation and sensitivity. We will pursue consistency as we navigate the new millennium and beyond.

Here at Khan Funds, our most important asset is you, our shareholders. Believing in the importance of our mutual trust and dependence, we strive for your conviction in our investment philosophy, conviction to match our own. We look forward to what lies ahead in our financial futures as we pursue excellence together.

Sincerely,


Faisal D. Khan					S.D. Khan MD
Portfolio Manager				Portfolio Manager

The outlook and opinion expressed above represent the view of the investment advisor as of February 20, 2001, and are subject to change as market and economic events unfold.

Khan Growth Fund vs. Benchmark index
The chart below compares your Fund to a benchmark index.
It is intended to give you a general idea how your Fund performed compared to the stock market during the year
ended 12/31/00.   It is important to understand the difference
between your Fund and an index.   Your Fund's total return
includes Fund expenses and management fees.   An index
reflects the investment of income dividends and capital
 gains distributions, if any, but does not reflect fees
, brokerage commissions, or other expenses of investing.

Comparative Investment Returns Year  Ended December 31, 2000
    Initial investment $10,000.
   * Past performance is no guarantee of future results.
INVESTMENT		Dollar Return**		2000 Return	Avg.
Annual Rate of Return**
Khan Growth Fund	$ 11,774.28		-32.32 %	4.80%
S&P 500 Index		$ 15,113.31		- 9.10 %	12.58%

GRAPH Showing Dollar Return Since Inception
**Since Date of Inception (7/9/97)


   The Standard & Poor's 500 Stock Index is a capitalization -weighed index of 500 stocks that attempts to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

Top Industries
Computer and Related 	22.42%
Telecom Equipment	18.57%
Financial Services	18.50%
Electronic Components	12.18%
Internet Software	10.16%
Healthcare		 7.11%
Energy			 4.48%
Fiber Optics		 3.10%
Insurance		 0.64%

Top Holdings
Citigroup		5.72%
Cisco Systems		5.39%
Sun Microsystems	4.72%
Brocade Communications	4.62%
MBNA Corporation	4.60%
Morgan Stanley DW	4.41%
Juniper Networks	4.34%
Ciena Corporation	4.31%
Pfizer Corporation	4.26%
Intel Corporation	2.78%




KHAN GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

							Market
Shares	 						Value
		COMMON STOCKS (100.08%)

		Capital Goods (0.64%)
500		General Electric Co.	$		23,969

		Communication Services (0.58%)
1,100	*	Exodus Communications, Inc.		22,000

		Computer & Related (22.42%)
1,900   *       Broad Communications Systems, Inc.      174,444
2,000	*	EMC Corp./Mass				133,000
800		First Data Corp.			42,150
5,250		Intel Corp.				158,812
1,300	*	Microsoft Corp.				56,550
2,800	*	Novellus Systems, Inc.			100,625
6,400	*	Sun Microsystems, Inc.			178,400
							-------
							843,981

		Electronics Components (12.18%)
152	*	Agilent Technologies, Inc.		8,322
2,000	*	Applied Materials, Inc.			76,375
1,000	*	Applied Micro Circuits Corp.		75,047
200	*	Broadcom Corporation			16,900
1,600		Linear Technologies Corp.		74,000
1,250	*	Maxim Integrated Products, Inc.		59,766
1,100	*	PMC-Sierra, Inc.			86,488
1,300		Texas Instruments			61,587
							-------
							458,485

		Energy (4.48%)
500	*	Calpine Corp.				22,531
300		Anadarko Petroleum Corp.		21,324
1,500		Enron Corp.				124,688
							-------
							168,543

		Fiber Optics (3.10%)
2,800	*	JDS Uniphase Corp.			116,725

		Financial Services (18.50%)
300		American Express			16,481
4,233		Citigroup, Inc.				216,148
600		J.P. Morgan Chase & Co.			27,263
4,700		MBNA Corp.				173,606
1,000		Merrill Lynch & Co.			68,187
2,100		Morgan Stanley Dean Witter & Co.	166,425
1,000		Schwab Corp.				28,375
							-------
							696,485

		Healthcare (7.11%)
950		Eli Lilly	$			88,409
300		Medtronic, Inc.				18,112
3,500		Pfizer, Inc.				161,000
							-------
							267,521

		Insurance (1.87%)
600		Marsh & McLennan Cos., Inc.		70,200

		Internet Software (10.16%)
5,320	*	Cisco Systems, Inc.			203,490
1,300	*	Juniper Networks, Inc.			163,881
200	*	VeriSign, Inc.				14,837
							-------
							382,208

		Telecommunication Equipment (18.57%)
200	*	Avanex Corp.				11,912
2,000	*	CIENA Corp.				162,750
2,700		Corning, Inc.				142,594
400	*	JNI Corp.				9,075
1,950		Motorola, Inc.				39,488
300	*	Network Appliance, Inc.			19,270
1,500		Nokia Class A				65,250
2,900		Nortel Networks Corporation		92,981
500	*	Palm, Inc.				14,156
600	*	QUALCOMM, Inc.				49,313
250	*	SDL, Inc.				37,047
1,000	*	Vitesse Semiconductor Corp.		55,313
							-------
							699,149

		Transportation (0.47%)
300		United Parcel Service, Inc.		17,644

							=========
	Total Common Stocks (Cost $4,502,886)		3,766,910



	Market
Shares	 Value
SHORT-TERM INVESTMENTS (0.76%)

28,465	Star Treasury Fund (Cost $28,465)
			$	28,465
	Total Investments Securities (Cost $4,531,351)
	100.84%			3,795,375
	Liabilities in excess of Other Assets
	(0.84)%			(31,527)
	Net Assets
	100.00%		$	3,763,848

+At December 31, 2000, the cost of investments for federal income tax purposes was $4,548,396.

		Net unrealized depreciation consist of:
Aggregate unrealized appreciation of investment securities
			$	429,740
Aggregate unrealized depreciation of investment securities
				(1,182,761)
Net unrealized depreciation of investment securities
			$	(753,021)

*	Denotes non-income producing securities


See accompanying notes to financial statements.


KHAN GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS
	Investment, at market value (cost $4,531,351)
			 $	3,795,375
	Dividends and interest receivable
				903
	Organization costs, net
				11,215
	Prepaid expenses
				325
	Due from advisor
	 			5,956
		Total assets
	 			3,813,774

LIABILITIES
	Payable for investment securities purchased
			 $	23,844
	Payable for capital stock reacquired
				3,839
	Accrued expenses
	 			22,243
		Total liabilities
	 			49,926
	Net assets applicable to shares outstanding
	 		$	3,763,848

	Shares outstanding
				651,881

Net assets value, offering and redemption price per share
				$5.77

NET ASSETS
	At December 31, 2000, net assets consists of:
	Paid-in capital
			$	4,046,626
	Accumulated net realized gain on investments
				453,198
	Accumulated net unrealized depreciation of investments
	 			(735,976)
	 		$	3,763,848

See accompanying notes to financial statements.


KHAN GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2000

Investment income
	Dividends (net of foreign taxes withhold of $197)
			 $	15,342
	Interest
	 			4,224
	Total investment income
	 			19,566

Expenses
	Investment advisory fee (Note 2)
				35,985
	Administration fee (Note 2)
				12,261
	Fund accounting expense
				23,023
	Transfer agent fees
				11,688
	Registration fee
				4,325
	Custodial fee
				6,438
	Prospectus and shareholders' reports
				1,759
	Professional fees
				4,452
	Directors fees and expenses
				1,016
	Amortization of organization costs
	 			7,358
		Total expenses
				108,305

	Less:  reimbursed and waived expenses
			 	(12,346)
		Net expenses
	 			95,959
		Net investment loss
	 			(76,393)

Realized and unrealized gain (loss) on investments:
	Net realized gain on sales of investments
				480,950
	Net change in unrealized depreciation of investments
	 			(2,138,883)
	Net realized and unrealized loss on investments
	 			(1,657,933)
	Net decrease in net assets resulting from operations
			$	(1,734,326)

See accompanying notes to financial statements.


KHAN GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended           Year Ended
		December 31,         December 31,
	       	       2000                  1999
Operations
	Net investment loss
	$	(76,393)	 $	(36,089)
	Net realized gain on investments
		480,950		96,767
	Net change in unrealized appreciation (depreciation)
	on investments
		(2,138,883)	 	830,095
	Net increase (decrease) in net assets resulting
	from operations
		(1,734,326)		890,773

	Dividends paid to shareholders from:
	Capital gain ($.04 and $.07 per share, respectively)
		(23,754)		(34,016)

	Net capital share transactions (Note 5)
		1,061,521	 	1,010,839
			Total increase (decrease) in net assets
		(696,559)		1,867,596

Net assets
	Beginning of year
		4,460,407	 	2,592,811
	End of year
	$	3,763,848	 $	4,460,407

See accompanying notes to financial statements.


KHAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

(1)	SIGNIFICANT ACCOUNTING POLICIES

Khan Funds, (the "Trust") is a business trust under the laws of Delaware registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment
company.   The Declaration of Trust provides for the issuance of
multiple series of shares, each representing a diversified portfolio of investments with different investment objectives,
policies and restrictions.   As of December 31, 2000, the only
series issued by the Trust is the Khan Growth Fund.

The Fund seeks long-term capital growth, consistent with the preservation of capital, by investing primarily in the common
stock of large capitalization U.S. companies.   Income is a
secondary objective of the Fund.   Khan Investment, Inc. serves
 as the Fund's investment advisor.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial
statements.   The preparation of financial statements in
conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

A.	Security Valuations - A security listed or traded
 on an exchange is valued at the last sales price on the exchange where the security is principally traded. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.

B.	Securities Transactions, Investment Income and
Distributions - Securities transactions are accounted for on
a trade date basis.   Realized gains or losses are computed
 on the basis of specific identification of the securities
sold.   Interest income is recorded as earned from settlement
 date and is recorded on an accrual basis.   Dividend
income and distributions to shareholders are recorded on the ex-dividend date.

C.	Federal Income Taxes - The Fund intends to comply
with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

D.	Deferred Organization Costs - The Fund has incurred
expenses of $36,818 in connection with the organization.
  These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Fund commenced operations.

E.	Use of Estimates - The preparation of financial statements
 in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of
income and expenses during the reported period.   Actual results
 could differ from those estimates.









KHAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

December 31, 2000

(2)	ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Khan Investment,
 Inc. (the "Advisor").   Under the terms of the
investment advisory agreement, the Advisor has responsibility for supervising all aspects of the operations of the Fund
subject to the Trust's Board of Trustees (the "Trustees").   The Advisor
has agreed to ensure that assets of the Fund are invested in accordance
with the investment objectives and policies.   For its services, the
Advisor receives an annual management fee, payable monthly, and computed on the value of the net assets of the Fund as of the close of business each business day, at the annual rate of 0.75% of such net assets of the Fund. During the year ended December 31, 2000, the Advisor was paid
$35,985 for such services.   The Advisor has voluntarily agreed to waive
all of their fees and reimburse fund expense in order to limit operating
expenses to an annual rate of 2% of the net assets of the Fund.   Fee
waivers and expense reimbursements are voluntary and may be terminated at anytime.

The Fund has an administrative services agreement (the "Agreement")
with the Advisor.   Under the terms of the Agreement, the Advisor
provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service
providers.   The Advisor also assumes all ordinary, recurring expenses
necessary in carrying out the duties for the Fund, such as office space
 and facilities, and equipment and clerical personnel.   The Advisor
shall also pay all compensation of all Trustees, officers and employees
 of the Trust who are affiliated persons of the Advisor.   For these
services, the Advisor receives an annual fee, payable monthly, computed on the value of the net assets of the Fund as of the close of business each business day at an annual rate of 0.25% of 1% of such assets of
the Fund.   During the year ended December 31, 2000, the Advisor was
paid $12,261 for such
services.

The Fund has a shareholder service plan whereby the Trust pays securities broker-dealers, retirement plan sponsors and administrators, and other securities professionals and/or beneficial owners of shares of the Fund, for expenses incurred in connection with non-distribution shareholder services provided by them to shareholders, provided that such shareholder servicing is not duplicative of the servicing otherwise
 provided on behalf of the Fund.   These expenses are limited to an
annual rate of not more than 0.25% of the net assets of the Fund as
of the close of business each business day.   As of December 31, 2000,
 the Fund has not made any payments.


(3)	DIRECTORS' FEES AND EXPENSES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of Khan Investment, Inc.


(4)	INVESTMENT SECURITIES

Purchases of securities and proceeds from sales of securities (other than short-term securities) during the year ended December 31, 2000 were $7,375,415 and $6,216,465, respectively.










KHAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

December 31, 2000

(5)	CAPITAL STOCK

Changes in the Fund's capital stock outstanding for the years ended December 31, 2000 and 1999, were as follows:

		Year Ended                     	Year Ended
  		December 31, 2000              	December 31, 1999
		Shares        Amount            Shares         Amount
Shares sold	131,680	$	1,064,667	166,170	$	1,187,594
		Shares issued in reinvestment of dividends
		4,021		23,320	4,015		33,439
		Shares redeemed
          	(3,810)		(26,466)	(28,313)	(210,194)
		Net increase
		131,891	$	1,061,521	141,872	$	1,010,839

As of December 31, 2000, S. D. Khan and his family owned an
aggregate of 46.844% of the outstanding shares of
this Fund, which may be deemed to control the Fund.
(6)	FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share outstanding throughout each period.
July 8, 1997**
	Year Ended      Year Ended     Year Ended              To
	December 31,   December 31,   December 31,   December 31,
	2000                  1999           1998            1997
	Net asset value, beginning of the period
	$	8.58	$	6.86	$	5.18	$	5.00

	Income from investment operations:
		Net investment loss
		(0.12)		(0.07)		(0.02)		(0.01)(a)
		Net realized and unrealized gain
			(loss) on investment
		(2.65)		1.86		1.73		0.19

		Total from investment operations
		(2.77)		1.79		1.71		0.18

	Less distributions from realized gains
		(0.04)		(0.07)		(0.03)		-

	Net asset value, end of period
	$	5.77	$	8.58	$	6.86	$	5.18

Total return	(32.32)%	26.06%		33.21%		3.60%

		Net assets, end of period (000's omitted)
		$3,764		$4,460		$2,593		$1,150
		Ratio of expenses to average net assets:
			After fee waivers and reimbursements
		2.00%		2.00%		2.00%		2.00%*
			Before fee waivers and reimbursements
		2.26%		3.12%		5.38%		6.30%*

		Ratio of net investment loss to average
			net assets:
			After fee waivers and reimbursements
		(1.59)%		(1.06)%		(0.62)%		(0.25)%*
			Before fee waivers and reimbursements
		(1.85)%		(2.18)%		(4.00)%		(8.89)%*

		Portfolio turnover rate
		133.49%		44.48%		31.21%		18.81%

	Financial Foot Notes:
	(a)	Calculated using averaged shares outstanding.
	 *	Annualized
	**	Commencement of operations















REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
Khan Funds
Houston, Texas


We have audited the accompanying statement of assets and liabilities of the Khan Growth Fund, a series of shares of the Khan Funds including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period
then ended.   These financial statements are the responsibility of the
Fund's management.   Our responsibility is to express an opinion on these
financial statements and financial highlights based on our audits.   The
financial highlights presented for the period ended December 31, 1997 were audited by other auditors whose report dated January 24, 1998, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing
standards.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements
and financial highlights are free of material misstatement.   An audit
includes examining, on a test basis, evidence supporting the amounts and
disclosures in the financial statements.   Our procedures included
confirmation of securities owned as of December 31, 2000, by
correspondence with the custodian and brokers.   An audit also includes
assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial
statement presentation.   We believe that our audit provides a reasonable
basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Khan Growth Fund as of December 31, 2000, the results of its operation for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended in conformity with generally accepted accounting principles.





TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 13, 2001